Exhibit 10.1

SECOND AMENDMENT TO CREDIT AGREEMENT

This SECOND AMENDMENT TO CREDIT AGREEMENT (“Amendment”), is made effective as of May 21, 2015 (the “Second Amendment Date”), by and between DATALINK CORPORATION, a Minnesota corporation, having its chief executive office located at 10050 Crosstown Circle, Suite 500, Eden Prairie, Minnesota 55344 (“Borrower”), and CASTLE PINES CAPITAL LLC, a Delaware limited liability company, having its chief executive office located at 116 Inverness Drive East, Suite 375, Englewood, Colorado 80112 (“CPC”). Capitalized terms not defined herein have the meanings given to them in the Credit Agreement (as defined herein).

W I T N E S S E T H:

WHEREAS, CPC and Borrower are parties to that certain Credit Agreement dated as of July 17, 2013, as amended (the “Existing Credit Agreement”, together with the amendment referred to herein, and as may further be amended, modified or amended and restated from time to time, “Credit Agreement”); and

WHEREAS, Borrower and CPC desire to increase the credit facility, modify certain covenants and extend the termination date, among other things;

NOW, THEREFORE, in consideration of the premises, the parties hereto hereby agree as follows:

SECTION ONE — Amendment. Section 1.1 of the Existing Credit Agreement is hereby amended by deleing the number “$50,000,000” in the third line of the first sentence thereof, and replacing same with the number “$75,000,000”.

SECTION TWO — Conditions to Effectiveness. This Amendment shall be effective as of the Second Amendment Date provided:

A.                                    CPC has received counterparts of this Amendment executed by the Borrower;

B.            CPC has received a secretary certificate containing certified copies of all Articles of Incorporation, the Borrower’s By-Laws each as amended to date, certificate of incumbency and resolutions of Borrower approving the terms of and performance under this Amendment.

C.            No event shall have occurred since December 31, 2014, which has a material adverse effect on the business, assets, revenues, financial condition or Collateral of Borrower, the ability of Borrower to perform Borrower’ payment obligations when due or to perform any other material obligation under the Credit Agreement; or any right, remedy or benefit of CPC under the Credit Agreement; and

D.            CPC has received such other certificates, resolutions, agreements, documents and information as requested by CPC and its counsel.

In addition, the effectiveness of this Amendment is conditioned upon the continuing accuracy of the representations and warranties set forth in Section Three hereof.

SECTION THREE — Representations and Warranties. In order to induce CPC to enter into this Amendment, Borrower represents and warrants to CPC that (i) the Credit Agreement, as amended, does remain the legal, valid, enforceable and binding obligation of Borrower, (ii) no Default has occurred and is continuing, (iii) all of the representations and warranties in the Credit Agreement are true and complete in all material respects on and as of the date hereof as if made on the date hereof (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date), and (iv) Borrower have no claims, defenses, or offsets against CPC.

SECTION FOUR - Miscellaneous. Borrower waives notice of CPC’s acceptance of this amendment. All other terms and provisions of the Credit Agreement, to the extent not inconsistent with the foregoing, are ratified and remain unchanged and in full force and effect.

SECTION FIVE – Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by facsimile shall be effective as delivery of a manually executed counterpart of this Amendment.

SECTION SIX – Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of Colorado (without giving effect to any provisions thereof relating to conflicts of law).

THIS AMENDMENT AND THE CREDIT AGREEMENT CONTAIN BINDING ARBITRATION, JURY WAIVER AND PUNITIVE DAMAGE WAIVER PROVISIONS.

(Signature Page(s) to Follow)

IN WITNESS WHEREOF, each of the undersigned has caused this Amendment to be duly executed and delivered by its proper and duly authorized officer as of the date first set above.

BORROWER:

DATALINK CORPORATION

By:	/s/ Greg Barnum
Name:	Greg Barnum
Title:	Vice President of Finance and CFO

ACKNOWLEDGED AND AGREED TO:

CASTLE PINES CAPITAL LLC

By:	/s/ Lloyd Squire
Name:	Lloyd Squire
Title:	Regional Manager

Signature page to Datalink Second Amendment